SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                                                                       PRO-DEX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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151 E Columbine Avenue
Santa Ana, California 92707

______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 1, 2005

To the shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders of Pro-Dex, Inc. (the "Company") will be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, December 1, 2005, at 8:00 A.M. Pacific Time, for the following purposes:

  To elect two persons to serve as Class II directors of the Company for a term of three years each. The Class II nominees for election to the Board are named in the attached Proxy Statement, which is part of this Notice.

  To ratify the appointment of Moss Adams, LLP as independent public accountants of the Company for the fiscal year ending June 30, 2006.

  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 14, 2005, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

By Order of the Board of Directors, PRO-DEX INC. /s/ Jeffrey J. Ritchey Corporate Secretary

151 E Columbine Avenue
Santa Ana, California 92707
______________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 1, 2005
______________________

PROXY STATEMENT
________________________

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Pro-Dex, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, December 1, 2005, at 8:00 A.M. Pacific Time, and at any and all adjournments thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, "for" each of the proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the annual meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

Any shareholder, who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex, Inc. stock as of the record date.  Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy.  Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

The Company's Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the Notice of Meeting. So far as is known to the Company's Board of Directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about October 28, 2005. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. The Company's regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 9,454,912 shares of the Company's Common Stock outstanding at the close of business on October 14, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  Under Colorado law, the Company's Articles of Incorporation and the Company's Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at a meeting of shareholders. However, with respect to Proposal 2, under Colorado law, a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for purposes of the transaction of business. Shares of the Company's common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.  Assuming a quorum is present, for Proposal 1 (the election of directors) the two nominees for director for the Class II position receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. In matters other than election of directors, assuming that a quorum is present, the affirmative votes of a majority of the shares represented and voting at a meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval; in such matters, abstentions and broker non-votes are not counted. All other proposals require the affirmative vote of the holders of a majority of the Company's shares present in person or represented by proxy and entitled to vote at the Company's annual meeting; provided, that a majority of votes entitled to be cast, represented in person or by proxy, will constitute a quorum for purposes of the transaction of business with respect to Proposal 2. Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company's Board of Directors

The Company's Board of Directors recommends that the Company's shareholders vote "for" each of the proposals described in this Proxy Statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of September 30, 2005 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current and nominated directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)
Ronald G. Coss 3 Overlook Drive Newport Coast, CA 92657	1,416,879(4)	14.8%

George J. Isaac	134,500(4)	1.4%
Michael A. Mesenbrink	50,000(4)	*
Mark P. Murphy	63,200(4)	*
Valerio L. Giannini	50,000(4)	*

Patrick Johnson	539,091(4)	5.4%
Jeffrey J. Ritchey	87,000(4)	*

All Executive Officers and directors as a group (6 persons)	923,791(4)	9.1%

__________________________

* Less than 1%.

  Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 151 E. Columbine Avenue, Santa Ana, California 92707.

  Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

  Applicable percentage ownership is based on 9,454,912 shares of Common Stock outstanding as of September 30, 2005.  Any securities not outstanding but subject to options exercisable as of September 30, 2005 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

  Includes shares of Common Stock subject to stock warrants and options which were exercisable as of September 30, 2005 or exercisable within 60 days after September 30, 2005, and are as follows: Mr. Coss, 100,000 shares, Mr. Isaac, 30,000 shares; Mr. Murphy, 15,000 shares; Mr. Mesenbrink, 50,000 shares; Mr. Giannini, 50,000 shares; Mr. Johnson, 466,191 shares; Mr. Ritchey, 85,000 shares and all directors and Executive Officers as a group, 696,191 shares.

Proposal No. 1

ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide for the classification of the Company's Board of Directors.  The Board of Directors, which currently is composed of four (4) members, is divided into three (3) classes.  Generally, absent earlier resignation of a Class member, one Class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is comprised of two Class I directors (George J. Isaac and Michael A. Mesenbrink), one Class II director (Valerio L. Giannini), and one Class III director (Mark P. Murphy).  The term of the Class I directors expires in 2007.  The term of the Class II director expires in 2005 and upon election, the term of each such director shall expire again in 2008.  The term of the Class III director expires in 2006.

The Board of Directors has authorized and approved the increase in the authorized number of Class II directors from one director to two directors.  Accordingly, two nominees, Valerio L. Giannini and Patrick L. Johnson, shall stand for election as Class II directors.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. In the election of directors, assuming a quorum is present, the two Class II nominees receiving the highest number of votes cast at the meeting will be elected as a director of the Company.

DIRECTORS

Set forth below is certain information with respect to the Company's continuing directors and director nominees.

Name	Age	Position with Company	Class	Class Expiration Year
Mark P. Murphy	46	Director¹	Class III	2006
George J. Isaac	60	Director	Class I	2007
Michael A. Mesenbrink	58	Director¹	Class I	2007
Valerio L. Giannini	67	Director and Nominee¹	Class II	2008
Patrick L. Johnson	44	Chief Executive Officer and President
		and Director Nominee	Class II	2008

__________________________

(1) Member of the Audit and Compensation Committees

Messrs. Giannini, Mesenbrink and Murphy are "independent" directors as such term is defined in Rule 4200(a)(15) of the NASD listing standards.  Mr. Isaac will be "independent" as such term is defined in Rule 4200(a)(15) of the NASD listing standards as of October 14, 2005.

The Board of Directors is of the opinion that the election to the Company's Board of Directors of the Class II Director nominees identified herein, each of whom has consented to serve if elected, would be in the Company's best interests. The names of the Class II Director nominees to be elected are Valerio L. Giannini and Patrick L. Johnson.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF THE NOMINEES NAMED BELOW AS CLASS II DIRECTORS.

Valerio L. Giannini (67), Class II Director and nominee, has been a principal of Newcap Partners, a Los Angeles based private investment banking firm since 1995.  He previously served as CEO of a subsidiary of the Geneva Companies, then a subsidiary of Chemical Bank.  Mr. Giannini joined Geneva from Cumberland Investment Group, a New York based private investment banking partnership. Prior to Cumberland, he held appointments as Director of White House Operations, and as a Deputy Assistant Secretary of Commerce. Mr. Giannini was also previously with the Corporate Planning Division of IIT Research Institute (Chicago) and the Corporate Finance department of Kidder, Peabody & Co. New York.  Mr. Giannini holds a BSE from Princeton University. Mr. Giannini has been a director of the Company since 2002.

Patrick L. Johnson (44), is the Company's Chief Executive Officer, President, and Class II Director nominee.  He joined the Company's Micro Motors subsidiary as Vice President and General Manager in March 2000 and has served in the current position since September 2002.  Mr. Johnson has experience in medical device manufacturing, having served as General Manager of Analytic Endodontics, Inc. (a division of Sybron Dental) from 1997 to 2000 and General Manager of Tycom Dental, Inc. from 1996 to 1997, both dental related product manufacturers.  Prior to that, Mr. Johnson served as Vice-President and General Manager of Dabico, Inc., a manufacturing company that specialized in the design and manufacture of in-ground service equipment for commercial and military aircraft.  Mr. Johnson received B.A. degrees in Legal Studies and Philosophy from the University of California at Santa Cruz and a MBA degree from Pepperdine University.

CONTINUING DIRECTORS

George J. Isaac (60), Class I Director, served as a consultant to the Company and its predecessor since 1978, became a member of the Company's Board of Directors in July 1995, was the Company's prior Chief Financial Officer from August 1995 to July 2002 and Secretary from July 2002 to October 2003.  Mr. Isaac is a Certified Public Accountant and was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts.  Mr. Isaac is a director of Professional Sales Associates, Inc. ("PSA"), a dental product sales organization, and Commerce Bank & Trust.  Mr. Isaac has been a director of the Company since 1995.

Michael A. Mesenbrink (58), Class I Director, is currently CEO of The N.E.W. Program, a national bariatric surgery practice and company, and has been in the medical device and health care industry for 31 years. He has served as CEO of a multi national sports medicine company, Innovation Sports, Inc. and EVP of a public medical device company, Medstone International. He was co founder of Medical Imaging Centers of America (MICA) that went public and had a market capitalization of $225 million. Mr. Mesenbrink was formerly with Johnson & Johnson; Becton-Dickinson and has founded several companies and held many senior management roles in cardiovascular, surgery, and radiology product based companies.  Mr. Mesenbrink received a BA degree in Zoology/Chemistry from San Jose State University in 1970 and did postgraduate studies at the Menai Bridge Ocean Science Laboratories, University of Wales, U.K..  Mr. Mesenbrink has been a director of the Company since 2002.

Mark P. Murphy (46), Class III Director, is the Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that develops and sells precision cutting tools.  Its 400 employees operate out of North America and China.  Mr. Murphy began with Tycom in 1995 as Executive Vice President and Chief Financial Officer and became Chief Operating Officer in January of 2000.  Mr. Murphy's career includes 18 years as a senior corporate executive, having held executive positions in sales, finance, operations, and general management.  Mr. Murphy earned a BA in Business Administration and an MBA in Finance from California State University at Fullerton.  He became a California Certified Public Accountant in 1983.  Mr. Murphy has been a director of the Company since 2002.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning other non-director key management personnel of the Company.

Jeffrey J. Ritchey (42), is the Company's Treasurer, Chief Financial Officer and Secretary. Mr. Ritchey joined the Company's Micro Motors subsidiary as Controller in August 2001 and assumed the Chief Financial Officer position in July 2002 and Secretary position in October 2003.  Mr. Ritchey's previous experience includes serving as the Controller and Finance Director of Tycom Corporation from 1997 to 2001. He has also held corporate and operational positions at Hughes Electronics and DIRECTV (subsidiaries of General Motors) from 1990 to 1997.  Mr. Ritchey received B. S. degrees in Economics and Finance and a M.S. degree in Finance from the University of Arizona and has been a Chartered Financial Analyst ("CFA") charterholder since 1992.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the merger of Micro Motors with the Company's subsidiary in 1995, Ronald G. Coss entered into a Non-Competition Agreement, pursuant to which he was to be paid $1 million over five years, with payment commencing on the termination of his employment agreement as amended, with the Company.  Due to the fact that the term of Mr. Coss' employment with the Company had been extended, the Board of Directors and Mr. Coss agreed that the Company's performance obligations under the Non-Competition Agreement be extended to commence on September 30, 2001. Mr. Coss' employment agreement ended in June 2002.  The resulting note had an interest rate of 7% and was due and payable in quarterly principal and interest installments of $30,400 through June 30, 2006.  On October 27, 2004, the Not to Compete Liability and the Note Receivable were each paid in full at book value, with no further obligation under either instrument remaining.

The Company's shareholders have approved a Director's Stock Option Plan (the "Directors' Plan") pursuant to which non-employee directors may be granted options to purchase shares of the Company's Common Stock. In accordance with the Directors' Plan's provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares annually, exercisable at the closing price on each anniversary date of such service. The maximum term of each option is ten years.  The options fully vest after 6 months and expire 90 days from the termination of the director's service on the Company's Board of Directors.

During the fiscal year ended June 30, 2005, four of the Company's current Directors, Messrs. Isaac, Mesenbrink, Murphy, and Giannini, were each granted options to purchase 15,000 shares of common stock, exercisable at share prices of $1.87, $2.58, $2.67 and $2.81 per share, respectively.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2005, the Board of Directors held six meetings and there were nine actions by unanimous written consent.  No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served.

The Board of Directors has an Audit Committee that consists of three Board members, Michael A. Mesenbrink, Mark P. Murphy and Valerio L. Giannini.  The Audit Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors.  The full text of the Audit Committee charter is attached to this proxy statement as Appendix A.  The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board of Directors as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year.  A copy of the Audit Committee's current charter may be found at the Company's website at www.pro-dex.com.  The charter may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Audit Committee Charter."  The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three members and has confirmed that Mr. Murphy meets applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent" based upon his experience noted herein.  The Audit Committee held six meetings and approved one measure by unanimous consent during the fiscal year ended June 30, 2005.

The Board of Directors has a Compensation Committee that consists of three Board members, Michael A. Mesenbrink, Mark P. Murphy and Valerio L. Giannini.  The Compensation Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company's website at www.pro-dex.com.  The charter may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Compensation Committee Charter".  The Compensation Committee establishes compensation policies applicable to the Company's Executive Officers.  The Compensation Committee held two meetings during the fiscal year ended June 30, 2005.

The entire Board of Directors performs the functions of a nominating committee.  In such capacity, the Board identifies and reviews the qualifications of candidate nominees to the Board of Directors.  The Board will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's mailing of its Proxy Statement for the most recent annual meeting of shareholders

            The Board of Directors believes that it is desirable that directors possess an understanding of the Company's business environment and have the knowledge, skills, expertise and such diversity of experience that the Board's ability to manage and direct the affairs and business of the Company is enhanced.   Additional considerations may include an individual's capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.  The Board of Directors may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates.  The Board may also, from time to time, engage firms that specialize in identifying director candidates.  Once a person has been identified by the Board as a potential candidate, the Board may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board determines that the candidate warrants further consideration, a member of the Board may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate.  The Board may consider all such information in light of information regarding any other candidates that the Board might be evaluating for nomination to the Board of Directors.  Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments.  With the nominee's consent, the Board may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process.  The Board's evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

As of June 30, 2005, three of the four members of the Board are "independent" directors (as defined in Rule 4200(a)(15) of the NASD listing standards).  No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.  A copy of the Board Procedures Concerning Nominations may be found at the Company's website at www.pro-dex.com.  The Procedures may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Procedures Governing the Nominating Function".

Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting attended, plus $750 per each day of committee meetings attended, plus an annual option grant, together with reasonable expenses of attendance at committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

The following table sets forth certain compensation information for the three fiscal years ended June 30, 2005, 2004 and 2003, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company serving as such at the end of the fiscal year ended 2005 whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	All Other Compensation (2)	Securities Underlying Stock Options

Patrick Johnson (3) CEO and President Pro-Dex Inc.,	2005 2004 2003	$208,497 $188,964 $160,795	$67,757 $-- $26,375	$10,981 $18,468 $22,854	-- -- 300,000

Jeffrey J. Ritchey (4) Treasurer and CFO Pro-Dex Inc.	2005 2004 2003	$123,859 $113,846 $103,138	$28,754 -- $5,968	$8,334 $10,230 $8,842	20,000 -- 60,000

(1)             Represents amounts earned in prior year and paid in year reported.

(2)             All Other Compensation Consists of:

Name	Fiscal Year	Health insurance and related payments	Matching contributions to the Company's 401(k) plan	Automotive reimbursement

Patrick Johnson	2005 2004 2003	$8,375 $12,004 $11,591	$2,606 -- --	$-- $4,154 $8,655

Jeffrey J. Ritchey .	2005 2004 2003	$6,422 $8,867 $7,509	$1,912 $1,363 $1,333	$-- -- --

(3)          Mr. Johnson commenced employment with the Company April 2000 and was named President and Chief Executive Officer in September 2002.

(4)          Mr. Ritchey commenced employment with the Company in August 2001, and was named Treasurer and Chief Financial Officer in July 2002 and Secretary in October 2003.

OPTION GRANTS TO EXECUTIVE OFFICERS IN LAST FISCAL YEAR

The following table provides information regarding options granted in the fiscal year ended June 30, 2005 to the Named Executive Officer.

Name	Grant Date	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price Per Share	Expiration Date
Jeffrey J. Ritchey	05/17/05	20,000 (2)	23.5%	$ 2.90	05/17/10

(1) Based on options to purchase 85,000 shares granted to our employees during the fiscal year ended June 30, 2005.

(2) One fourth of the options vested upon grant and the remaining three fourths of the options vest and become exercisable in three equal annual installments commencing on the anniversary date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal year ended June 30, 2005 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year.   The value of the unexercised in the money options based on market closing price of $3.38 per share as of June 30, 2005.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2005 (#)		Value of Unexercised In-The-Money Options at June 30, 2005 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick Johnson	56,184(1)	$159,000	466,191	28,125	$983,247	$72,282
Jeffrey J. Ritchey	0	$0	65,000	55,000	$163,650	$120,150

(1) 6,184 shares were forfeited in consideration for a net number of 50,000 shares delivered to Mr. Johnson in a "cashless exchange".

LONG-TERM INCENTIVE PLAN AWARDS

In the fiscal year ended June 30, 2005, no long-term incentive plan awards were given to the Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of the Company's equity compensation plans as of June 30, 2005.

			Number of Securities
	Number of Securities		Available for Issuance
	to be Issued Upon	Weighted Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding services
Plan Category	Warrants and Rights	Warrants, and Rights	reflected in column (a))
	(a)	(b)	(c)
Plans Approved by
Stockholders
• Employee Plan	901,816	$1.35	235,545
• Director Plan	145,000	$1.73	300,000
Plans Not Approved by
Stockholders	163,000	$1.62	-

Total	1,209,816	$1.43	535,545

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Johnson has an Employment Agreement ("Employment Agreement") with the Company dated April 3, 2000 (as amended September 6, 2002 and further amended October 1, 2003), concerning his employment as the Company's President and Chief Executive Officer through  October 1, 2005 with a base rate of pay, commencing  October 1, 2003, of $205,000 per annum and, a grant of 300,000 stock options, 200,000 of which are exercisable at $0.35 per share and 100,000 exercisable commencing September 6, 2004 at $1.42 per share.  Mr. Johnson is also eligible to receive additional performance-based compensation.  If Mr. Johnson is terminated without "cause" during the term of his employment, he shall be entitled to compensation under its terms for the remainder of the Employment Agreement term.  The Employment Agreement may be terminated by either party, upon sixty (60) days notice, if a Change of Control shall have occurred, and Mr. Johnson shall be entitled to (i) his salary and (ii) to the extent permitted by the Company's insurance policies, insurance benefits for a period of one year from the date of termination.  In addition, upon a Change in Control, the unvested portion of Mr. Johnson's stock options shall immediately vest.  "Change in Control" is defined to mean either one of the following:  (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of the Agreement), the Company, a subsidiary or a Company Employee Benefit Plan, (including any trustee of such Plan acting as trustee) becomes, after the date of the Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding  securities; or  (ii)  the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

For options and warrants other than those discussed above, the Board of Directors, as the administrator of the Company's 2004 Employee Stock Option Plan and Director Stock Option Plan, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Compensation Philosophy

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

  The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry.  To ensure that pay is competitive, the Company compares its pay practices with those of other leading companies of similar size and sets its pay parameters based on this review.

  The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

  The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

  The Company believes that employees should understand the performance evaluation and pay administration process. The process of assessing performance is as follows:

1.   At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

2.   The evaluating manager gives the employee ongoing feedback on performance.

3.   At the end of the performance cycle, the manager objectively and subjectively evaluates the accomplishment of objectives/key goals.

4.   The manager compares the results to the results of peers within the Company.

5.   The evaluating manager communicates the comparative results to the employee.

6.   The comparative result may affect decisions on salary and, if applicable, bonus and, if applicable, stock options.

Compensation Vehicles

The Company has historically used a compensation program that consists of cash and equity based compensation. The vehicles are:

Salary. The Company sets base salary for its employees by reviewing the base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

Bonus.  The Company utilizes incentive compensation plans for all employees to reward achievement of key objectives and goals.

Employee Stock Option Program. The purpose of this program is to provide additional incentives to selected employees to work to maximize shareholder value.  The Option Committee of the Board of Directors makes all stock option grants.  Stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

BOARD OF DIRECTORS COMPENSATION COMMITTEE

Valerio L. Giannini                    Michael A. Mesenbrink             Mark P. Murphy

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.  In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-KSB with management and the independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence.  In concluding that the auditors are independent, the Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee has retained Moss Adams, LLP to serve as the Company's independent auditors for the year ending June 30, 2006.

AUDIT COMMITTEE

Valerio L. Giannini                    Michael A. Mesenbrink             Mark P. Murphy

DIRECTORS' COMPENSATION

Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at committee meetings.  The Directors fees paid in the fiscal year ended June 30, 2005 are as follows:

Director	Director's Fees received in the Fiscal Year Ending June 30, 2005
George Isaac	$14,000
Mark P. Murphy	$17,750
Michael Mesenbrink	$17,750
Valerio Giannini	$17,750

The Company's shareholders have approved the Director's Plan pursuant to which non-employee directors may be granted options to purchase shares of the Company's Common Stock. In accordance with the Directors' Plan's provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares annually, exercisable at the closing price on each anniversary date of such service. The maximum term of each option is ten years. The options fully vest after 6 months and expire 90 days from the termination of the director's service on the Company's Board of Directors.

During the fiscal year ended June 30, 2005, the Company's Directors, Messrs. Isaac, Mesenbrink, Murphy, and Giannini, were each granted options to purchase 15,000 shares of common stock, exercisable at share prices of $1.87, $2.58, $2.67 and $2.81 per share, respectively.

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our board of directors, can be obtained from our Internet site at http://www.pro-dex.com/code_of_ethics.php.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-B, by describing on our Internet site, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Commission ("Commission").

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the NASDAQ Small Cap Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended June 30, 2005, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons.

COMMUNICATIONS WITH DIRECTORS

        The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 151 E. Columbine Avenue, Santa Ana, California 92707.  To communicate with any of our directors electronically, a shareholder should send an email to the Company's Secretary: jeff.ritchey@pro-dex.com.

        All communications received as set forth in the preceding paragraph will be opened by the Company's Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors.  Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company's policy that its directors are invited and encouraged to attend the 2005 Annual Meeting.  All of the directors were in attendance at the 2004 Annual Meeting.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company has appointed the firm of Moss Adams, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2006, and requests the shareholders to ratify this appointment by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting.  In the event that the shareholders do not ratify the selection of Moss Adams, LLP as the Company's independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm.

A representative of Moss Adams, LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee's policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee considers whether the performance of any service by the Company's independent auditors is compatible with maintaining such auditor's independence.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended June 30, 2005 and June 30, 2004 by the Company's auditors, all of which were preapproved by the Audit Committee:

	Fiscal 2005	Fiscal 2004
Audit Fees¹	$100,000	$104,000

Audit-Related Fees²	$14,343	$46,069

Tax Fees³	$30,071	$39,852

All Other Fees[4]	$-	$1,875

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP (current independent auditors) and McGladrey & Pullen LLP (previous independent auditors) in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to due diligence services pertaining to potential business acquisitions/disposition; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4) All Other Fees consist of fees for products and services other than the services reported above.

CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT

On October 16, 2003, the Company dismissed McGladrey & Pullen, LLP ("McGladrey") as its independent accountant. The reports of McGladrey on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to change accountants was approved by its Audit Committee.  In connection with its audits for the two most recent fiscal years and through October 16, 2003, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through October 16, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company's Audit Committee approved the engagement of Moss Adams, LLP ("Moss Adams") as its new independent accountant, for the fiscal year ending June 30, 2004 to replace McGladrey. During the two most recent fiscal years and through October 16, 2003, the Company has not consulted with Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized McGladrey to respond fully to any inquiries from Moss Adams relating to its engagement as the Company's independent accountant.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification of the appointment. If shareholder approval of this proposal is not obtained, the Company's Audit Committee may reconsider the Company's appointment of Moss Adams, LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

ANNUAL REPORT

The Company's Annual Report containing audited financial statements for the fiscal years ended June 30, 2005 accompanies this Proxy Statement.  Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by June 30, 2006, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. The Shareholder Notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

THE COMPANY'S SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors, PRO-DEX, INC. /s/ Jeffrey J. Ritchey Corporate Secretary
Santa Ana, California October 14, 2005

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED June 30, 2005, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:  INVESTOR RELATIONS, PRO-DEX, INC., 151 E. COLUMBINE AVE, SANTA ANA, CALIFORNIA 92707 OR CALLiNG (714) 241-4411.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 1, 2005

The undersigned hereby appoints Mark P. Murphy and Michael A. Mesenbrink, and each of them, individually, as attorneys and proxies, with full power of substitution, to represent and vote, as designated below, all shares of common stock of Pro-Dex, Inc. held of record by the undersigned on October 14, 2005, at the annual meeting of shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California 92707 on December 1, 2005, at 8:00 a.m., local time, and at any and all adjournments thereof.

1.           To elect two Class II directors as follows:

FOR approval of the election of the Class II nominees listed below (except as marked to the contrary below).	WITHHOLD AUTHORITY to vote for the Class II nominees listed below.

Valerio L. Giannini               Patrick L. Johnson

Instructions:  To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name above.

2.          To ratify the appointment of Moss Adams, LLP as the Company's independent auditors for the fiscal year ending June 30, 2006 (circle one).

FOR                                      AGAINST                        ABSTAIN

3.          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:____________, 2005 Name:_________________ Common Shares:_________
_______________________ Signature
_______________________ Signature (if jointly held)

Please sign exactly as name appears in the records of Pro-Dex, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

End of Filing

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
PRO-DEX, INC.

(As Amended and Approved by the Board on December 6, 2004)

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of Pro-Dex, Inc. (the "Company") and audits of the financial statements of the Company.

MEMBERSHIP

The Audit Committee shall be comprised of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, copies of which will be provided to the Board of Directors upon request):

  Each member must be an independent director, as defined in (i) NASD Rule 4200 and (ii) Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

  Each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

  Each member must be financially literate and have the ability to read and understand fundamental financial statements.

  At least one member must be an "audit committee financial expert" as defined by the Item 401(h) of Regulation S-K of the Securities Act of 1933.

The Board of Directors shall also designate a chairperson of the Audit Committee.  Members of the Audit Committee are elected to serve for a term of one year.

FUNCTIONS

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (a) compensation to the independent auditor for the purpose of rendering or issuing an audit report, (b) compensation to any advisors employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.  Without limiting the Audit Committee's authority, the Audit Committee shall carry out the following specific activities:

Financial Statement and Disclosure Matters

  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-KSB.

  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

  Review and discuss reports from the independent auditors on:

a.   All critical accounting policies and practices to be used.

b.  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.   Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  Provide the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Independent Auditors

  The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification).

  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

  Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and the Audit Committee's responsibility for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

  Ensure the rotation of the audit partners as required by Section 10A(j) of the Securities Exchange Act of 1934, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934.

Compliance Oversight

  Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  Review and approve in advance any proposed related party transactions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

MEETINGS

The Audit Committee shall meet not less frequently than quarterly.  Additional meetings may be called by any Audit Committee member upon 48 hours prior notice to each other member of the Audit Committee.  Minutes shall be kept of each meeting of the Audit Committee and will be provided to each member of the Board of Directors.